                                                                 Exhibit - 10.3

                                   THIRD AMENDMENT

    THIS THIRD AMENDMENT (this "Third Amendment") dated as of December 15, 1997 is to the Credit Agreement (the "Credit Agreement") dated as of September 15, 1995 between TETRA TECH, INC. (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor in interest by merger to Bank of America Illinois) (the "Bank"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

    WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Bank to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time; and

    WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

    SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

    SECTION 1.1 REVOLVING TERMINATION DATE. The definition of "Revolving Termination Date" in Section 1 of the Credit Agreement is amended by deleting the date "May 30, 2000" therein and substituting therefor the date "December 15, 2000".

    SECTION 1.2 SECTION 2.1. Section 2.1 of the Credit Agreement is amended by deleting the amount "$25,000,000" therein and substituting the amount "$45,000,000" therefor.

    SECTION 1.3 SECTION 6.1.1. Section 6.1.1 of the Credit Agreement is amended in its entirety to read as follows:

              6.1.1 SCHEDULED REDUCTIONS OF COMMITMENT.1.1 SCHEDULED REDUCTIONS OF COMMITMENT.1.1 SCHEDULED REDUCTIONS OF COMMITMENT. The amount of the Commitment shall be permanently reduced on each of the following dates to the amounts set forth opposite such dates:

      Commitment                      Maximum
    Reduction Date                  Commitment
    --------------                  ----------
    December 15, 1998              $40,000,000
    December 15, 1999               35,000,000.

    SECTION 1.4 SECTION 10.6.1. Section 10.6.1 of the Credit Agreement is amended in its entirety to read as follows:

         10.6.1 MINIMUM TANGIBLE NET WORTH. Not at any time permit Tangible Net Worth to be less than the sum of (i) $35,000,000 PLUS (ii) 50% of Consolidated Net Income for each Fiscal Quarter ending after December 31, 1997 PLUS (iii) 100% of all proceeds (net of any underwriting discounts and brokers' commissions) of any offering or distribution of the Company's common stock or of any other equity investment in the Company since June 30, 1997.

    SECTION 1.5 SECTION 10.6.5. Section 10.6.5 of the Credit Agreement is amended in its entirety to read as follows:

         10.6.7 CAPITAL EXPENDITURES, ETC. Not, and not permit any Subsidiary to, make or commit to make any Capital Expenditure, except Capital Expenditures by the Company and its Subsidiaries which do not in the aggregate exceed $7,000,000 per Fiscal Year.

    SECTION 1.6 SECTION 9. Section 9 of the Credit Agreement is amended by adding a new Section 9.19 following Section 9.18 which will read as follows:

         9.19 YEAR 2000 PROBLEM. The Company and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Company reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

    SECTION 1.7 EXHIBIT A. Exhibit A to the Credit Agreement is hereby amended in its entirety to read in the form of EXHIBIT A hereto.

    SECTION 2 CONSENT. The Bank hereby consents to the acquisition (the "Acquisition") by NUS Acquisition Corp., ("NUS"), a wholly-owned Subsidiary of the Company, of the environmental services business of Brown & Root, Inc., a Delaware corporation ("B&R") and Halliburton NUS Corporation, a Delaware corporation ("Halliburton") pursuant to the Purchase and Sale Agreement dated as of October 18, 1997 among the Company and NUS, B&R and Halliburton.

    SECTION 3 COLLATERAL DOCUMENTS. The Company and the Bank hereby agree that, prior to or concurrently with the transfer of any assets to NUS, the Company will deliver the following documents to the Bank (it being understood that the failure to deliver any such documents shall constitute an Event of Default under the Credit Agreement):

    (a) RESOLUTIONS OF NUS. Certified copies of resolutions of the Board of Directors of NUS authorizing the execution and delivery of the Security Agreement, the Security Agreement Amendment and the Guaranty and the performance of its obligations under each of the Amended Security Agreement and the Guaranty.

    (b) INCUMBENCY AND SIGNATURE CERTIFICATES OF NUS. A certificate of the Secretary or the Assistant Secretary of NUS certifying the names and true signatures of the officers of NUS authorized to execute, deliver and perform, as applicable, the Guaranty, the Security Agreement and all other documents to be executed in connection therewith.

    (c)  GUARANTY.  A counterpart of the Guaranty duly executed by NUS.

    (d) SECURITY AGREEMENT. A counterpart of the Security Agreement duly executed by NUS, together with such UCC financing statements as the Bank may request in order to perfect the security interest of the Bank in the collateral granted by NUS under the Security Agreement.

    (e) SECURITY AGREEMENT AMENDMENT. A counterpart of the Security Agreement Amendment duly executed by the Company and its Subsidiaries (including NUS).

    (f) PLEDGE AGREEMENT AMENDMENT. A counterpart of the Pledge Agreement Amendment duly executed by the Company, together with the share certificates of NUS and stock powers executed in blank with respect thereto.

    (g) OPINION. The opinion of Riordan & McKinzie, counsel to the Company and its Subsidiaries, in form and substance satisfactory to the Bank.

    SECTION 4 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Third Amendment and the New Note (as defined below), and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") and the New Note (i) are within the corporate powers of the Company and each Subsidiary, (ii) have been duly authorized by all necessary corporate action,
(iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, order or decree which is binding upon the Company or any Subsidiary, and (c) this Third Amendment, the Amended Credit Agreement, and the New Note are the legal, valid and binding obligations of the Company and each Subsidiary which is party hereto, enforceable against the Company and each Subsidiary in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity limiting the availability of equitable remedies.

    SECTION 5 EFFECTIVENESS. The amendments set forth in SECTION 1 shall become effective, as of the day and year first above written, on such date (the "Third Amendment Effective Date") that the Bank shall have received (i) an amendment fee of $30,000, (ii) counterparts of this Third Amendment executed by the parties hereto and (iii) each of the following documents in form and substance satisfactory to the Bank:

    (a) RESOLUTIONS OF COMPANY. Certified copies of resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Third Amendment and the performance of its obligations under the Amended Credit Agreement.

    (b) INCUMBENCY AND SIGNATURE CERTIFICATE OF COMPANY. A certificate of the Secretary or the Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Third Amendment and all other documents to be executed in connection therewith.

    (c) NEW NOTE. The promissory note of the Company (the "New Note"), in the form of EXHIBIT A hereto.

    (d) ACQUISITION. Evidence, satisfactory to the Bank, that the Acquisition has occurred or will occur concurrently with the effectiveness of this Third Amendment.

    SECTION 6  MISCELLANEOUS.

    SECTION 6.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

    SECTION 6.2 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Third Amendment.

    SECTION 6.3 GOVERNING LAW. This Third Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

    SECTION 6.4 SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the benefit of the Company and the Bank and the successors and assigns of the Bank.

    Delivered at Chicago, Illinois, as of the day and year first above written.

                                         TETRA TECH, INC.


                                        By:  /s/ James M. Jaska
                                            -----------------------------
                                        Title: Chief Financial Officer
                                               -------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By:
                                           -----------------------------
                                        Title:
                                              --------------------------

Each of the undersigned hereby acknowledges and agrees to the foregoing Third Amendment and the Amended Credit Agreement and hereby confirms the continuing effectiveness of the Guaranty and the Security Agreement with respect to the Amended Credit Agreement.



                                         HSI GEOTRANS, INC.

                                         By:  /s/ James M. Jaska
                                            -----------------------------
                                         Title: Assistant Treasurer
                                               --------------------------


                                         SIMONS, LI & ASSOCIATES, INC.

                                         By: /s/ James M. Jaska
                                            -----------------------------
                                         Title: Assistant Treasurer
                                               --------------------------



                                         TETRA TECH EM  INC.

                                         By:  /s/ James M. Jaska
                                           -----------------------------
                                         Title: Treasurer
                                              --------------------------



                                         WHALEN & COMPANY, INC.

                                         By: /s/ James M. Jaska
                                           -----------------------------
                                         Title: Chief Financial Officer
                                              --------------------------

                                      EXHIBIT A

                                       FORM OF
                                         NOTE


$45,000,000                                           ______________, 1997
Chicago, Illinois

    The undersigned, for value received, promises to pay to the order of BANK
OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, an Illinois banking corporation having its principal office at 231 South LaSalle Street, Chicago, Illinois (the "Bank") at the principal office of the Bank in Chicago, Illinois, FORTY-FIVE MILLION DOLLARS or, if less, the aggregate unpaid amount of all Loans made by the undersigned pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Bank), such principal amount to be payable in installments as set forth in the Credit Agreement.

    The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

    This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of September 15, 1995 (as amended or otherwise modified from time to time, the "Credit Agreement"; terms not otherwise defined herein are used herein as defined in the Credit Agreement), between the undersigned and the Bank, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.


    In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

    This Note is made under and governed by the internal laws of the State of Illinois.

                                            TETRA TECH, INC.

                                            By: /s/ James M. Jaska
                                                --------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------

Schedule Attached to Note dated _____________, 1997 of TETRA TECH, INC. payable to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION.

Date and           Date and
Amount of          Amount of
Loan or of         Repayment or of     Interest
Conversion from    Conversion into     Period/      Unpaid
another type of    another type of     Maturity     Principal      Notation
Loan               Loan                Date         Balance        Made by

                   1.  FLOATING RATE LOANS

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                   2.  EURODOLLAR LOANS

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